AMENDMENT NO. 4
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                                 LIMITED WAIVER


     THIS AMENDMENT AND LIMITED WAIVER dated as of May 15, 1998, by and among JPE, Inc., a Michigan corporation ("Company"), the undersigned Banks ("Banks") and Comerica Bank, as agent for the Banks (in such capacity "Agent").

                                R E C I T A L S:

     A. Company, Banks and Agent entered into that certain Third Amended and Restated Credit Agreement dated as of December 31, 1996, as previously amended by Amendment No. 1 dated as of April 16, 1997, Amendment No. 2 dated as of June 30, 1997 and Amendment No. 3 dated as of February 13, 1998 (as amended, the "Agreement").

     B. Under Section 8.4 of the Agreement, Company is required to maintain a Funded Debt to EBITDA Ratio of not more than 5.65 to 1.0 as of March 31, 1998. Company has advised the Agent and the Banks that Company's Funded Debt to EBITDA Ratio exceeds 5.65 to 1.0 as of March 31, 1998.

     C. Under Section 8.5 of the Agreement, Company is required to maintain a Fixed Charge Coverage Ratio of not less than 1.05 to 1.0 as of March 31, 1998. Company has advised the Agent and the Banks that Company's Fixed Charge Coverage Ratio is less than 1.05 to 1.0 as of March 31, 1998.

     D. Under Section 9.4 of the Agreement, Company and its Subsidiaries may not guarantee, endorse or become otherwise liable for the obligations of others, except by endorsement of cash items for deposit in the ordinary course of business, the Guaranty and the guaranty by Company of JPE Canada's obligations to Bank of Nova Scotia under a working capital credit facility ("JPE Canada
Facility") which facility shall not exceed Two Million Canadian Dollars (CDN $2,000,000) and which shall mature no later than December 31, 1997. Company has advised Agent and Banks that the maturity date of the JPE Canada Facility has been extended beyond December 31, 1997, that the JPE Canada Facility has been accelerated and that Company remains obligated to Bank of Nova Scotia under its guaranty.

     E. Under Section 9.9(i) of the Agreement, Company's Investment in JPE Canada shall not exceed Ten Million Canadian Dollars (CDN $10,000,000) in the aggregate at any time. Company has advised Agent and the Banks that Company's Investment in JPE Canada as of March 31, 1998, is CDN $10,000,000. Company acknowledges that any payment under its guaranty of the JPE Canada Facility would increase its Investment in JPE Canada above the cap set forth in Section
9.9 (i).

     F. Company and Guarantors have requested that the Banks waive the Events of Default under the Agreement which result from the failure to comply with Sections 8.4, 8.5 and 9.4 of the Agreement as set forth above.

     Banks agree to do so, subject to the terms and conditions of this Amendment.

     The parties agree as follows:

     1. Company acknowledges that each of the matters set forth in Recitals B, C and D is an Event of Default and further acknowledges that there is no provision under the Agreement for the giving of notice and/or an opportunity to cure in respect of those Events of Default.

     2. Subject to the terms and conditions of this Agreement and Limited Waiver, the Banks hereby waive the Events of Default under the Agreement which result from Company's failure to comply with Sections 8.4, 8.5 and 9.4 of the Agreement as stated above, provided, however, the limited waivers set forth herein shall expire and be of no further force and effect on June 30, 1998, and Banks may thereafter exercise any right or remedy on account of such Events of Default, unless the limited waivers are extended in writing by Banks in their sole discretion.

     3. Company acknowledges that any additional Investment in JPE Canada without the prior written consent of all of the Banks would be an Event of Default under the Agreement from a failure to comply with Section 9.9 (i) of the Agreement and that such Event of Default would not be covered by the limited waivers set forth in paragraph 2 above.

     4. Notwithstanding the limited waivers set forth herein, at any time hereafter and without notice to Company, Banks may exercise any or all of their rights under Section 10.7 of the Agreement.

     5. The limited waivers set forth above shall not be deemed to otherwise amend or alter in any respect the terms and conditions of the Agreement (including without limitation, all conditions and requirements for advances and any financial covenants), the Notes or any of the other Loan Documents nor shall the limited waivers set forth above constitute a waiver or release by Agent or any of the Banks of any right, remedy, Default or Event of Default under the Credit Agreement, the Notes or any of the other Loan Documents. Furthermore, the limited waivers set forth above shall not affect in any manner whatsoever any right or remedies of the Banks (or Agent) with respect to any other noncompliance by JPE with the Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default and whether now in existence or subsequently arising.

     6. The definition of "Revolving  Credit Aggregate  Commitment" set forth in
Section 1.95 of the Agreement is amended to read as follows:

          "1.95 `Resolving Credit Aggregate Commitment' initially shall mean One Hundred Seven Million One Hundred Eighty One Thousand Two Hundred Eighty Eight and 80/100 Dollars ($107,181,288.80), subject to reduction or termination under Section 2.8, 10.2 or 11.2 hereof. On June 30, 1998, `Revolving Credit Aggregate Commitment' automatically shall be reduced to Sixty Four Million One Hundred Sixty Six Thousand Six Hundred Sixty Seven Dollars ($64,166,667), subject to further reduction under Section 2.8 or
     11.2 hereof or termination under Section 10.2 hereof."

     7. The  definition of "Line of Credit  Aggregate  Commitment"  set forth in
Section 1.109 of the Agreement is amended to read as follows:

          "1.109 `Line of Credit Aggregate Commitment' initially shall mean Nine Million Seven Hundred Forty Three Thousand Seven Hundred Eleven and 25/100 Dollars ($9,743,711.25), subject to reduction or termination under Section 2.A.6, 10.2 or 11.2 hereof. On June 30, 1998, `Line of Credit Aggregate Commitment' automatically shall be reduced to Five Million Eight Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars ($5,833,333), subject to further reduction under Section 2.A.6 or 11.2 hereof or termination under Section 10.2 hereof."

     8. Section 8.24 of the Agreement is deleted; provided, however, Company ratifies and confirms its obligations to reduce the Indebtedness on June 30, 1998, in accordance with the provisions of Section 8.23 of the Agreement.

     9. Except as expressly modified hereby, none of the amendments set forth in paragraphs 4, 5 and 6 above shall be deemed to amend or alter in any respect the terms and conditions of the Agreement (including without limitation, all conditions and requirements for advances and any financial covenants), the Notes or any of the other Loan Documents nor shall the amendments set forth in paragraphs 4, 5 and 6 above constitute a waiver or release by Agent or any of the Banks of any right, remedy, Default or Event of Default under the Credit Agreement, the Notes or any of the other Loan Documents. Furthermore, the amendments set forth in paragraphs 4, 5 and 6 above shall not affect in any manner whatsoever any right or remedies of the Banks (or Agent) with respect to any noncompliance by JPE with the Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default and whether now in existence or subsequently arising.

     10. Company acknowledges that under the terms of Section 8.8 of the Agreement, banks may conduct from time to time, among other inspections, collateral audits. Company acknowledges that Banks intend to commence audits of the accounts receivable and inventory of Company and its Subsidiaries and Company agrees, notwithstanding the limited waivers set forth above, that Company shall reimburse Agent and Banks immediately upon demand for all costs and expenses incurred by Agent and Banks in connection with all such audits.

     11. This Amendment and Limited Waiver shall be effective as of May 15, 1998 upon payment of all reasonable closing costs and expenses, including without limitation, attorneys' fees, incurred by Agent in connection with this Amendment and Limited Waiver, provided that on or before June 2, 1998 Agent shall have received or shall have been provided access to: (a) agings of each of Company's Consolidated Subsidiaries' accounts receivable as of April 30, 1998; and (b) detailed inventory report for each of the Company's Consolidated Subsidiaries as of April 30, 1998.

     12. A default under this Amendment and Limited Waiver shall constitute an Event of Default under the Agreement.

     13. Company hereby waives, discharges and forever releases Agent and each of the Banks, their respective employees, officers, directors, attorneys, stockholders and successors and assigns, from and of any and all claims, causes of action, defenses, counterclaims or offsets and/or allegations Company may have or may have made or which is based on facts or circumstances arising from any time up through and including the date of this Amendment and Limited Waiver against any or all of Agent and the Banks, and their respective employees, officers, directors, attorneys, stockholders and successors and assigns.

     14. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and Limited Waiver and any other documents and instruments required under this Amendment and Limited Waiver or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of the Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and Limited Waiver and any other documents and instruments required under this Amendment and Limited Waiver or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 7.1 through 7.22 and 7.24 of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 7.23 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with
Section 8.3 of the Agreement; and (d) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under this Agreement, has occurred and is continuing as of the date hereof.

     15. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

COMPANY:                                JPE, INC.

                                        By:  /s/ Donna L. Bacon
                                             ---------------------------------

                                        Its: President
                                             ---------------------------------


AGENT:                                  COMERICA BANK

                                        By:  /s/ Lana L. Anderson
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


REVOLVING CREDIT BANKS
AND LINE OF CREDIT BANKS:               COMERICA BANK

                                        By:  /s/ Lana L. Anderson
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


                                        NBD BANK

                                        By:  /s/ Robert J. Izzo
                                             ---------------------------------

                                        Its: First Vice President
                                             ---------------------------------


                                        NATIONAL BANK OF CANADA

                                        By:  /s/ Duane K. Bedard
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------

                                                          and

                                        By:  /s/ R. Kevin Finn
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


                                        HARRIS TRUST AND SAVINGS BANK

                                        By:  /s/ Kirby M. Law
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


                                        BANK ONE, DAYTON, N.A.

                                        By:  /s/ Scott E. Roman
                                             ---------------------------------

                                        Its: Assistant Vice President
                                             ---------------------------------


SWING LINE BANK:                        COMERICA BANK

                                        By:  /s/ Lana L. Anderson
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------



                          ACKNOWLEDGMENT OF GUARANTORS


     Each of the undersigned accepts and agrees to the Third Amended and Restated JPE, Inc. Credit Agreement and Limited Waiver dated as of December 31, 1996, as amended by Amendment No. 1 dated as of April 16, 1997, Amendment No. 2 dated as of June 30, 1997, Amendment No. 3 dated as of February 13, 1998 and Amendment No. 4 dated as of May 15, 1998, and ratifies and confirms its obligations under the Amended and Restated Guaranty dated as of December 31, 1996, to which each of the undersigned is a party, either by execution thereof or by execution of a Joinder Agreement, and each of the undersigned agrees that such Guaranty continues to be in full force and effect. In consideration of the amendments and waivers set forth above, each of the undersigned hereby waives, discharges and forever releases Agent and the Banks, and their respective employees, officers, directors, attorneys, stockholders and successors and assigns, from any and all claims, causes of action, defenses, counterclaims or offsets and/or allegations any of the undersigned may have or may have made or which is based on facts or circumstances arising from any time up through and including the date of this Amendment and Limited Waiver against any or all of the Agent and the Banks, and their respective employees, officers, directors, attorneys, stockholders and successors and assigns.

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Acknowledgment and Consent as of May 15, 1998.

                                        ALLPARTS, INCOPORATED, a Missouri
                                        corporation

                                        By:  /s/ Donna L. Bacon
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


                                        DAYTON PARTS, INC., a Michigan
                                        corporation

                                        By:  /s/ Donna L. Bacon
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


                                        SAC CORPORATION, a Michigan corporation

                                        By:  /s/ Donna L. Bacon
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


                                        STARBOARD INDUSTRIES, INC., a Michigan
                                        corporation

                                        By:  /s/ Donna L. Bacon
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


                                        INDUSTRIAL & AUTOMOTIVE FASTENERS, INC., a Michigan corporation

                                        By:  /s/ Donna L. Bacon
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


                                        PLASTIC TRIM, INC., an Ohio corporation

                                        By:  /s/ Donna L. Bacon
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


                                        BRAKE,  AXLE  AND  TANDEM  COMPANY
                                        CANADA  INC., a Canadian corporation

                                        By:  /s/ Donna L. Bacon
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------


                                        JPE FINISHING, INC., an Ohio corporation

                                        By:  /s/ Donna L. Bacon
                                             ---------------------------------

                                        Its: Vice President
                                             ---------------------------------